                                                                    EXHIBIT 10.2

================================================================================

                           [HOMEPRIDE FINANCE CORP.],
                              as [Master] Servicer,

                                  200_-__ Trust
                                    as Issuer

                                       and

                       ___________________________________
                              as Indenture Trustee

                           __________________________

                               SERVICING AGREEMENT

                     Dated as of __________________________

                           __________________________

                                    [Series ]

================================================================================

                                TABLE OF CONTENTS

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
ARTICLE I      DEFINITIONS.....................................................................................3

   Section 1.01    Definitions.................................................................................3

   Section 1.02    Other Definitional Provisions...............................................................3

   Section 1.03    Interest Calculations.......................................................................3

ARTICLE II     REPRESENTATIONS AND WARRANTIES..................................................................5

   Section 2.01    Representations and Warranties Regarding the [Master] Servicer..............................5

   Section 2.02    Representations and Warranties of the 200 -     Trust.......................................6

   Section 2.03    Enforcement of Representations and Warranties...............................................6

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..................................................8

   Section 3.01    The [Master] Servicer.......................................................................8

   Section 3.02    Collection of Certain Mortgage Loan Payments...............................................10

   Section 3.03    Withdrawals from the Custodial Account.....................................................12

   Section 3.04    Maintenance of Hazard Insurance; Property Protection Expenses..............................13

   Section 3.05    Modification Agreements; Release or Substitution of Lien...................................14

   Section 3.06    Trust Estate; Related Documents............................................................15

   Section 3.07    Realization Upon Defaulted Mortgage Loans; Loss Mitigation.................................16

   Section 3.08    200 -     Trust and Indenture Trustee to Cooperate.........................................18

   Section 3.09    Servicing Compensation; Payment of Certain Expenses by [Master] Servicer...................19

   Section 3.10    Annual Statement as to Compliance..........................................................19

   Section 3.11    Annual Servicing Report....................................................................20

   Section 3.12    Access to Certain Documentation and Information Regarding the Mortgage Loans...............20

   Section 3.13    Maintenance of Certain Servicing Insurance Policies........................................21

   Section 3.14    Information Required by the Internal Revenue Service Generally and Reports of
                   Foreclosures and Abandonments of Mortgaged Property........................................21

   Section 3.15    Optional Repurchase of Defaulted Mortgage Loans............................................21

ARTICLE IV     SERVICING CERTIFICATE..........................................................................22

   Section 4.01    Statements to Securityholders..............................................................22

   [Section 4.02   [Tax Reporting.............................................................................25

ARTICLE V      PAYMENT ACCOUNT................................................................................26

   [Section 5.01   Distribution...............................................................................26
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                                TABLE OF CONTENTS
                                   (continued)

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
   Section 5.02    Payment Account............................................................................26

ARTICLE VI     THE [MASTER] SERVICER..........................................................................28

   Section 6.01    Liability of the [Master] Servicer.........................................................28

   Section 6.02    Merger or Consolidation of, or Assumption of the Obligations of, the [Master] Servicer.....28

   Section 6.03    Limitation on Liability of the [Master] Servicer and Others................................28

   Section 6.04    [Master] Servicer Not to Resign............................................................29

   Section 6.05    Delegation of Duties.......................................................................30

   Section 6.06    [Master] Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and
                   Expenses; Indemnification..................................................................30

ARTICLE VII    DEFAULT........................................................................................32

   Section 7.01    Servicing Default..........................................................................32

   Section 7.02    Indenture Trustee to Act; Appointment of Successor.........................................34

   Section 7.03    Notification to Securityholders............................................................35

ARTICLE VIII   MISCELLANEOUS PROVISIONS.......................................................................36

   Section 8.01    Amendment..................................................................................36

   Section 8.02    GOVERNING LAW..............................................................................36

   Section 8.03    Notices....................................................................................36

   Section 8.04    Severability of Provisions.................................................................36

   Section 8.05    Third-Party Beneficiaries..................................................................36

   Section 8.06    Counterparts...............................................................................37

   Section 8.07    Effect of Headings and Table of Contents...................................................37

   Section 8.08    Termination Upon Purchase by the [Master] Servicer or Liquidation of All Mortgage
                   Loans;  Partial Redemption.................................................................37

   Section 8.09    Certain Matters Affecting the Indenture Trustee............................................38

   Section 8.10    Authority of the Administrator.............................................................38

EXHIBIT A - MORTGAGE LOAN SCHEDULE                                                                           A-1

EXHIBIT B - POWER OF ATTORNEY                                                                                B-1

EXHIBIT C - CERTIFICATE PURSUANT TO SECTION 3.08                                                             C-1

EXHIBIT D - FORM OF REQUEST FOR RELEASE                                                                      D-1

          This is a Servicing Agreement, dated as of _________________________, among [HomePride Finance Corp.], (the "[Master] Servicer"), [ ] (the "Issuer") and ______ (the "Indenture Trustee"),

                                WITNESSETH THAT:

          WHEREAS, HomePride Mortgage and Finance Corp. (the "Depositor") will create [ ], a business trust (the "200_-__ Trust") under Delaware law, and will transfer the [Mortgage Loans][Contracts] and all of its rights under the Mortgage Loan Purchase Agreement to the 200_-__ Trust, pursuant to the terms of a Trust Agreement dated as of _______________ (the "Owner Trust Agreement") between the Depositor, and _______________, as owner trustee (the "Owner Trustee"), in exchange for the cash proceeds of the Securities;

          WHEREAS, pursuant to the terms of the Owner Trust Agreement between the Depositor and the Owner Trustee, the Issuer will issue and transfer to or at the direction of the Depositor, the [ ] Certificates, Series 200_-__ (the "Certificates");

          WHEREAS, pursuant to the terms of an Indenture dated _____________ (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer will issue and transfer to or at the direction of the Purchaser, the [ ] Notes, Series 200_-__ (the "Notes"), consisting of the Term Notes and the Variable Funding Notes and secured by the Trust Estate;

          WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, the 200_-__ Trust will acquire the Initial Loans, the Additional Loans and the Additional Balances; and

          WHEREAS, pursuant to the terms of this Servicing Agreement, the [Master] Servicer will service the Mortgage Loans directly or through one or more Subservicers;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02 Other Definitional Provisions. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of the Asset Balance of a Mortgage Loan shall be made on a daily basis using a 365-day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.01 Representations and Warranties Regarding the [Master] Servicer. The [Master] Servicer represents and warrants to the 200_-__ Trust and for the benefit of the Indenture Trustee, as pledgee of the Trust Estate, and the Securityholders, as of the Cut-off Date, _____________________ [the date of Servicing Agreement], the Closing Date and any Deposit Date, that:

               (i) The [Master] Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of jurisdiction and has the corporate power to own its assets and to transact the business in which it is currently engaged. The [Master] Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the [Master] Servicer;

               (ii) The [Master] Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the [Master] Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) The [Master] Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the [Master] Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the [Master] Servicer or any provision of the Certificate of Incorporation or Bylaws of the [Master] Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the [Master] Servicer is a party or by which the [Master] Servicer may be bound; and

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the [Master] Servicer threatened, against the [Master] Servicer or any of its properties or with respect to this Servicing Agreement or the Notes or the Certificates which in the opinion of the [Master] Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

     The foregoing representations and warranties shall survive any termination of the [Master] Servicer hereunder.

     Section 2.02 Representations and Warranties of the 200_-__ Trust . The 200_-__ Trust hereby represents and warrants to the [Master] Servicer for the benefit of the Indenture Trustee, as pledgee of the Trust Estate, and the Securityholders, as of the Cut-off Date, ________________ the Closing Date and any Deposit Date, that:

     (a) The 200_-__ Trust is a business trust duly formed and in good standing under the laws of the State of Delaware; and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

     (b) The execution and delivery by the 200_-__ Trust of this Servicing Agreement and the performance by the 200_-__ Trust of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the 200_-__ Trust or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the 200_-__ Trust or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the 200_ -__ Trust is bound.

     Section 2.03 Enforcement of Representations and Warranties. The [Master] Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Trust Estate, or the Issuer, shall enforce the representations and warranties of the Seller pursuant to the Mortgage Loan Purchase Agreement. Upon the discovery by the Seller, the Depositor, the [Master] Servicer, the Indenture Trustee[, the Credit Enhancer,] the 200_-__ Trust or any Custodian of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders [or the Credit Enhancer], the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The [Master] Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Seller either (i) cure such breach in all material respects within 45 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the Mortgage Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the Mortgage Loan Purchase Agreement) from the date the Seller was notified of such breach or (ii) purchase such Mortgage Loan from the 200_-__ Trust at the price and in the manner set forth in Section 3.1(b) of the Mortgage Loan Purchase Agreement;

provided that the Seller shall, subject to compliance with all the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Mortgage Loans pursuant to Section 3.1(b) of the Mortgage Loan Purchase Agreement, the Seller shall deliver to the 200_-__ Trust with respect to such Eligible Substitute Mortgage Loans, the original Mortgage Note, the Mortgage, and such other documents and agreements as are required by the Mortgage Loan Purchase Agreement. No substitution will be made in any calendar month after the Determination Date for such month. Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be transferred to the 200_-__ Trust and will be retained by the [Master] Servicer and remitted by the [Master] Servicer to the Seller on the next succeeding Payment Date provided a payment at least equal to the applicable monthly payment has been received by the 200_-__ Trust for such month in respect of the Mortgage Loan to be removed. The [Master] Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loans and the [Master] Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and the Indenture Trustee.

     It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the 200_-__ Trust and the Indenture Trustee, as pledgee of the Trust Estate, against the Seller. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the 200_-__ Trust shall assign to the Seller all of its right, title and interest in respect of the Mortgage Loan Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the [Master] Servicer shall notify the applicable Custodian and then the Custodian shall deliver the Mortgage Files to the [Master] Servicer, together with all relevant endorsements and assignments prepared by the [Master] Servicer which the Indenture trustee shall execute.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 The [Master] Servicer. (a) The [Master] Servicer shall service and administer the Mortgage Loans in a manner generally consistent with the terms of its collection and servicing policies and in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the [Master] Servicer shall at all times remain responsible to the 200_-__ Trust, the Indenture Trustee, as pledgee of the Trust Estate, and the Securityholders for the performance of its duties and obligations hereunder in accordance with the terms hereof and its collection and servicing policies. Without limiting the generality of the foregoing, the [Master] Servicer shall continue, and is hereby authorized and empowered by the 200_-__ Trust and the Indenture Trustee, as pledgee of the Trust Estate, to execute and deliver, on behalf of itself, the 200_-__ Trust, the Securityholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The 200_-__ Trust, the Indenture Trustee and the Custodian, as applicable, shall furnish the [Master] Servicer with any powers of attorney and other documents necessary or appropriate to enable the [Master] Servicer to carry out its servicing and administrative duties hereunder. In addition, the [Master] Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a Credit Score from a credit depository. On the Closing Date, the Indenture Trustee shall deliver to the [Master] Servicer a limited power of attorney substantially in the form of Exhibit B hereto.

     If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-off Date, then the [Master] Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the [Master] Servicer, in such capacity, may consent to the refinancing of such senior lien; provided that (i) the resulting Combined Loan-to- Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing and (ii) the interest rate for the loan evidencing the refinanced senior lien on the date of such refinancing is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing.

     In connection with servicing the Mortgage Loans, the [Master] Servicer may take reasonable actions to encourage or effect the termination of Loan Agreements that have become dormant.

     The relationship of the [Master] Servicer (and of any successor to the [Master] Servicer as servicer under this Servicing Agreement) to the 200_-__ Trust under this Servicing

Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) The [Master] Servicer may enter into Subservicing Agreements with the Subservicers for the servicing and administration of certain of the Mortgage Loans and may enter into additional Subservicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans. References in this Servicing Agreement to actions taken or to be taken by the [Master] Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the [Master] Servicer and any amount received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the [Master] Servicer whether or not actually received by the [Master] Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the [Master] Servicer and the Subservicer have agreed. With the approval of the [Master] Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The [Master] Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement. The [Master] Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the [Master] Servicer or the Subservicer, the [Master] Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The [Master] Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the [Master] Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

     In the event that the rights, duties and obligations of the [Master] Servicer are terminated hereunder, any successor to the [Master] Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated [Master] Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

     As part of its servicing activities hereunder, the [Master] Servicer, for the benefit of the Securityholders and the Credit Enhancer, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the [Master] Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The [Master] Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage

Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.02 Collection of Certain Mortgage Loan Payments. (a) The [Master] Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the [Master] Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided such arrangement is consistent with the [Master] Servicer's policies with respect to home equity mortgage loans; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The [Master] Servicer may also extend the Due Date for payment due on a Mortgage Loan, provided, however, that the [Master] Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the lien of the related Mortgage. Consistent with the terms of this Servicing Agreement, the [Master] Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the [Master] Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders [or the Credit Enhancer], provided, however, that the [Master] Servicer may not modify or permit any Subservicer to modify any Mortgage Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the [Master] Servicer, such default is reasonably foreseeable. Notwithstanding the foregoing, as to any __________________ Loan, the [Master] Servicer in its sole discretion may permit the Mortgagor (or may enter into a modification agreement which will allow the Mortgagor) to make monthly payments, with respect to any Billing Cycle during the related Draw Period, in a minimum amount that will be equal to the related finance charge for such Billing Cycle.

     (b) The [Master] Servicer shall establish an account (the "Custodial Account"), which shall be an Eligible Account in which the [Master] Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans received by it subsequent to the Cut-off Date as to any Initial Loan or the related Deposit Date as to any Additional Loan (other than in respect of the payments referred to in the following paragraph) within ____ Business Day[s] following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

               (i) all payments of principal of or interest on the Mortgage Loans received by the [Master] Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

               (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the [Master] Servicer pursuant to Section 3.15;

               (iii) Net Liquidation Proceeds net of any related Foreclosure Profit;

               (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

               (v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

               (vi) amounts required to be paid by the [Master] Servicer pursuant to Section 8.08.

provided, however, that with respect to each Collection Period, the [Master] Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Master Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the [Master] Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, prepayment penalties fees (including annual fees) or late charge penalties, payable by Mortgagors (such amounts to be retained as additional servicing compensation in accordance with Section 3.09 hereof), or amounts received by the [Master] Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the [Master] Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on other mortgage loans belonging to the [Master] Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the [Master] Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Custodial Account to the extent they represent collections on the Mortgage Loans for the benefit of the Trust, the Indenture Trustee, the Securityholders and the Credit Enhancer, as their interests may appear. The [Master] Servicer shall retain all Foreclosure Profits to itself as additional servicing compensation.

     The [Master] Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Eligible Investments (including obligations of the [Master] Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature not later than the Business Day next preceding the Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall be for the benefit of the [Master] Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the [Master] Servicer out of its own funds immediately as realized.

     (c) The [Master] Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the [Master] Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments, unless, all such collections are remitted on a daily basis to the [Master] Servicer for deposit into the Custodial Account.

     Section 3.03 Withdrawals from the Custodial Account. The [Master] Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

               (i) to deposit in the Payment Account, on the Business Day prior to each Payment Date, an amount equal to the interest collections and principal collections required to be distributed on such Payment Date;

               (ii) prior to either an Amortization Event or the Collection Period preceding the end of the Revolving Period, to pay to the Seller, the amount of any Additional Balances as and when created during the related Collection Period, provided, that the aggregate amount so paid to the Seller in respect of Additional Balances at any time during any Collection Period shall not exceed the amount of principal collections theretofore received for such Collection Period.

               (iii) to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to
     Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

               (iv) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Master Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

               (v) to the extent deposited in the Custodial Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

               (vi) to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any Foreclosure Profits (to the extent permitted by law);

               (vii) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the [Master] Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

               (viii) to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02;

               (ix) to pay to the Seller the amount, if any, deposited in the Custodial Account by the Indenture Trustee upon release thereof from the Funding Account representing payments for Additional Loans; and

               (x) after the occurrence of an Amortization Event, to pay to the Seller, the Excluded Amount.

Since, in connection with withdrawals pursuant to clauses (iii), (iv), (vi) and
(vii), the [Master] Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the [Master] Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the [Master] Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the [Master] Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

     Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. The [Master] Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the [Master] Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The [Master] Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the [Master] Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the [Master] Servicer's normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02.

In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The [Master] Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the [Master] Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the [Master] Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the [Master] Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the [Master] Servicer agrees to present, on behalf of itself, the Issuer, the Indenture Trustee and the Securityholders, claims under any such blanket policy.

     Section 3.05 Modification Agreements; Release or Substitution of Lien. (a) The [Master] Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the 200_-__ Trust and the Indenture Trustee each shall promptly execute any such documents on request of the [Master] Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Mortgage Loan as of the Cut-off Date. Any fee collected by the [Master] Servicer or the related Subservicer for processing such request will be retained by the [Master] Servicer or such Subservicer as additional servicing compensation.

     (b) The [Master] Servicer may enter into an agreement with a Mortgagor to release the lien on the Mortgaged Property relating to a Mortgage Loan (the "Existing Lien"), if at the time of such agreement the Mortgage Loan is current in payment of principal and interest, under any of the following circumstances:

          (i) in any case in which, simultaneously with the release of the Existing Lien, the Mortgagor executes and delivers to the [Master] Servicer a Mortgage on a substitute Mortgaged Property, provided that the Combined Loan-to-Value Ratio of the Mortgage Loan (calculated based on the Appraised Value of the substitute Mortgaged Property) is not greater than the Combined Loan-to-Value Ratio prior to releasing the Existing Lien;

          (ii) in any case in which, simultaneously with the release of the Existing Lien, the Mortgagor executes and delivers to the [Master] Servicer a Mortgage on a substitute Mortgaged Property, provided that: (A) the Combined Loan-to-Value Ratio of the Mortgage Loan (calculated based on the Appraised Value of the substitute Mortgaged Property) is not greater than the lesser of (1) 125% and (2) 105% of the Combined Loan-to-Value Ratio prior to releasing the Existing Lien; and (B) the [Master] Servicer determines that at least two appropriate compensating factors are present (compensating factors may include, without limitation, an increase in the Mortgagor's monthly cash flow after debt service, the Mortgagor's debt-to-income ratio has not increased since origination, or an increase in the Mortgagor's credit score); or

          (iii) in any case in which, at the time of release of the Existing Lien, the Mortgagor does not provide the [Master] Servicer with a Mortgage on a substitute Mortgaged Property (any Mortgage Loan that becomes and remains unsecured in accordance with this subsection, an "Unsecured Loan"), provided that: (A) the [Master] Servicer shall not permit the release of an Existing Lien under this clause (iii) as to more than 200 Mortgage Loans in any calendar year; (B) at no time shall the aggregate Principal Balance of Unsecured Loans exceed 5% of the then Pool Balance; (C) the Mortgagor agrees to an automatic debit payment plan; and (D) the [Master] Servicer shall provide notice to each Rating Agency that has requested notice of such releases.

     In connection with any Unsecured Loan, the [Master] Servicer may require the Mortgagor to enter into an agreement under which: (i) the Loan Rate may be increased effective until a substitute Mortgage meeting the criteria under (i) or (ii) above is provided; or (ii) any other provision may be made which the [Master] Servicer considers to be appropriate. Thereafter, the [Master] Servicer shall determine in its discretion whether to accept any proposed Mortgage on any substitute Mortgaged Property as security for the Mortgage Loan, and the [Master] Servicer may require the Mortgagor to agree to any further conditions which the [Master] Servicer considers appropriate in connection with such substitution, which may include a reduction of the Loan Rate (but not below the Loan Rate in effect at the Closing Date). Any Mortgage Loan as to which a Mortgage on a substitute Mortgaged Property is provided in accordance with the preceding sentence shall no longer be deemed to be an Unsecured Loan.

     Section 3.06 Trust Estate; Related Documents. (a) When required by the provisions of this Servicing Agreement, the 200_-__ Trust or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the 200_-__ Trust's or Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the 200_-__ Trust or the Indenture Trustee as provided in this
Section 3.06 shall be bound to ascertain the 200_-__ Trust or Indenture Trustee's or Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) If from time to time the [Master] Servicer shall deliver to the 200_-__ Trust or the related Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to
Section 3.05, the 200_-__ Trust or the related Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the [Master] Servicer do not meet the above qualifications, such documents shall promptly be returned by the 200_-__ Trust or the related Custodian to the [Master] Servicer, with a direction to the [Master] Servicer to forward the correct documentation.

     (c) Upon receipt of a Request for Release from the [Master] Servicer, substantially in the form of Exhibit C (or an electronic request in a form acceptable to the Custodian) to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and the related Mortgage Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the [Master] Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable, Liquidation Proceeds, the Custodian shall promptly release the Related Documents to the [Master] Servicer, which the Indenture Trustee shall execute along with such documents as the [Master] Servicer or the Mortgagor may request as contemplated by the Servicing Agreement to evidence satisfaction and discharge of such Mortgage Loan upon request of the [Master] Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the [Master] Servicer requests the 200_-__ Trust or the related Custodian to release the Related Documents and delivers to the 200_-__ Trust or the related Custodian a trust receipt reasonably satisfactory to the 200_-__ Trust or the related Custodian and signed by a Responsible Officer of the [Master] Servicer, the 200_-__ Trust or the related Custodian shall release the Related Documents to the [Master] Servicer. If such Mortgage Loans shall be liquidated and the Issuer or the related Custodian receives a certificate from the [Master] Servicer as provided above, then, upon request of the [Master] Servicer, the 200_-__ Trust or the related Custodian shall release the trust receipt to the [Master] Servicer.

     Section 3.07 Realization Upon Defaulted Mortgage Loans; Loss Mitigation . With respect to such of the Mortgage Loans as come into and continue in default, the [Master] Servicer will decide whether to (i) foreclose upon the Mortgaged Properties securing such Mortgage Loans, (ii) write off the unpaid principal balance of the Mortgage Loans as bad debt (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Mortgage

Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Servicing Agreement, or (vii) take an unsecured note, in connection with a negotiated release of the lien of the Mortgage in order to facilitate a settlement with the Mortgagor; in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the [Master] Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the [Master] Servicer will not cause the 200_-__ Trust or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the [Master] Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the [Master] Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided that the [Master] Servicer shall not be liable in any respect hereunder if the [Master] Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. The foregoing is subject to the proviso that the [Master] Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the [Master] Servicer that any such expenditure previously made pursuant to this
Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the [Master] Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

     Notwithstanding any provision of this Servicing Agreement, a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the [Master] Servicer to be received in connection with the related defaulted Mortgage Loan have been received; provided, however, the [Master] Servicer shall treat any Mortgage Loan that is 180 days or more delinquent as having been finally liquidated. Any subsequent collections with respect to any such Mortgage Loan shall be deposited to the Custodial Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the [Master] Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture as their interests may appear, or to their respective nominee on behalf of Securityholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the 200_-__ Trust until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage

Note shall have been discharged, such Mortgage Note in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

     Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, will be applied in the following order of priority: first, to reimburse the [Master] Servicer or the related Subservicer in accordance with
Section 3.07; second, to the [Master] Servicer or the related Subservicer, all Servicing Fees payable therefrom; third, to the extent of accrued and unpaid interest on the related Mortgage Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Payment Account; fourth, as a recovery of principal on the Mortgage Loan; and fifth, to Foreclosure Profits.

     Section 3.08 200_-__ Trust and Indenture Trustee to Cooperate. On or before each Payment Date, the [Master] Servicer will notify the Indenture Trustee or the relevant Custodian, with a copy to the 200_-__ Trust, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding Collection Period, which notification shall be by a certification in substantially the form attached hereto as Exhibit C (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.02 have been so deposited or credited) of a Servicing Officer. Upon receipt of payment in full, the [Master] Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded if required under the Mortgage Loan Purchase Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the [Master] Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or the relevant Custodian shall, upon request of the [Master] Servicer and delivery to the Indenture Trustee or relevant Custodian, with a copy to the 200_-__ Trust, of a Request for Release, in the form annexed hereto as Exhibit D (or an electronic request, in a form acceptable to the Custodian), signed by a Servicing Officer, release or cause to be released the related Mortgage File to the [Master] Servicer and the 200_-__ Trust and Indenture Trustee shall promptly execute such documents, in the forms provided by the [Master] Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the [Master] Servicer to return the Mortgage File to the Indenture Trustee or the related Custodian (as specified in such receipt) when the need therefor by the [Master] Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the [Master] Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Mortgage Loan Purchase Agreement, the Indenture Trustee or the 200_-__ Trust shall, if so requested in writing by the [Master] Servicer, promptly execute an appropriate assignment in the form provided by the [Master] Servicer to assign such Mortgage Loan for the purpose of collection to the [Master] Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Custodial Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the 200_-__ Trust and return all Related Documents to the place where the related Mortgage File was being maintained.

     In connection with the 200_-__ Trust's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the 200)_-__ Trust to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Trust Estate in the 200_-__ Trust and as assignee of record of the Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the 200_-__ Trust, to take all such actions on behalf of the 200_-__ Trust and to promptly execute and return all instruments reasonably required by the [Master] Servicer in connection therewith; provided that if the [Master] Servicer shall request a signature of the Indenture Trustee, on behalf of the 200_-__ Trust, the [Master] Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the [Master] Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

     Section 3.09 Servicing Compensation; Payment of Certain Expenses by [Master] Servicer. The [Master] Servicer shall be entitled to receive the Master Servicing Fee in accordance with Section 3.02 and 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges and certain other receipts not required to be deposited in the Custodial Account as specified in
Section 3.02 shall be retained by the [Master] Servicer. The [Master] Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the fees and expenses of the Administrator, Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 3.10 Annual Statement as to Compliance. (a) The [Master] Servicer will deliver to the Issuer, the Underwriter(s) and the Indenture Trustee, with a copy to the Credit Enhancer, on or before ___________ of each year, beginning ___________, ______, an Officer's Certificate stating that (i) a review of the activities of the [Master] Servicer during the preceding fiscal year and of its performance under servicing agreements, including this Servicing Agreement, has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the [Master] Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all its material obligations under this Servicing Agreement in all material respects throughout such fiscal year, or, if there has been a material noncompliance with such servicing standards or a default in the fulfillment of any such obligation relating to this

Servicing Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, based on consultation with counsel, any continuation Uniform Commercial Code financing statement or other Uniform Commercial Code financing statement during the preceding fiscal year which the [Master] Servicer determined was necessary to be filed was filed in order to continue protection of the interest of the 200_-__ Trust in the Mortgage Loans. In addition, the [Master] Servicer shall deliver or cause each Subservicer to deliver to the Indenture Trustee, the Issuer, the Depositor and the Credit Enhancer a copy of each certification, accountant's report or other document upon which the foregoing Officer's Certificate is based with respect to such Subservicer's performance.

     (b) The [Master] Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

     Section 3.11 Annual Servicing Report. On or before ________________ of each year, beginning _______________, ______, the [Master] Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the [Master] Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.10 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to the related Subservicer. For purposes of such statement, such firm may conclusively assume that all servicing agreements among the 200_-__ Trust and the [Master] Servicer relating to home equity mortgage loans are substantially similar one to another except for any such servicing agreement which, by its terms, specifically states otherwise.

     Section 3.12 Access to Certain Documentation and Information Regarding the Mortgage Loans. Whenever required by statute or regulation, the [Master] Servicer shall provide to the Credit Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the [Master] Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the [Master] Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the [Master] Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

     Section 3.13 Maintenance of Certain Servicing Insurance Policies. The [Master] Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as [Master] Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for mortgage loans similar to the Mortgage Loans purchased by such entity.

     Section 3.14 Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The [Master] Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the [Master] Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in ____, the [Master] Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the [Master] Servicer (i) on behalf of the 200_-__ Trust, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the [Master] Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

     Section 3.15 Optional Repurchase of Defaulted Mortgage Loans. Notwithstanding any provision in Section 3.07 to the contrary, the [Master] Servicer, at its option and in its sole discretion, may repurchase any Mortgage Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

                                   ARTICLE IV

                              Servicing Certificate

     Section 4.01 Statements to Securityholders. (a) With respect to each Payment Date, on the Business Day following the related Determination Date, the [Master] Servicer shall forward to the Indenture Trustee and the Indenture Trustee pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail to each Certificateholder, Noteholder, the Credit Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information (the "Servicing Certificate") as to Notes and Certificates, to the extent applicable:

               (i) the aggregate amount of [(a) Security Interest Collections with respect to the Variable Funding Notes, the Term Notes and the Certificates, (b) aggregate Security Principal Collections with respect to the Variable Funding Notes, the Term Notes and the Certificates and (c) Security Collections for the related Collection Period with respect to the Variable Funding Notes, the Term Notes and the Certificates;] [(a) Interest Collections, (b) Principal Collections and (c) Substitution Adjustment Amounts;]

               (ii) the amount of such distribution [as principal to the Noteholders] [to the Securityholders of the Variable Funding Notes, the Term Notes and the Certificates applied to reduce the principal balance thereof and separately stating the portion thereof in respect of the Accelerated Principal Distribution Amount and the amount to be deposited in the Funding Account on such Payment Date];

               (iii) the amount of such distribution [as interest to the Noteholders] [to the Securityholders of the Variable Funding Notes, the Term Notes and] the Certificates allocable to interest and separately stating the portion thereof in respect of overdue accrued interest;

               (iv) the amount of any Credit Enhancement Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

               (v) [the aggregate Asset Balance of (a) the __________ Loans, (b) the __________ Loans, (c) the __________ Loans, as of the end of the preceding Collection Period and (d) all of the Mortgage Loans;] [ the number and Pool Balance of the Mortgage Loans as of the end of the related Collection Period;]

               (vi) the number and aggregate Asset Balances of Mortgage Loans
     (a) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-179 days and 180 or more days, respectively (b) that are foreclosed, (c) that have become REO, and (d) that have been finally liquidated due to being 180 days or more delinquent, in each case as of the end of the related Collection Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

               (vii) the weighted average Net Loan Rate for the related Collection Period and the weighted average Net Loan Rate for (a) the __________ Loans, (b) the __________ Loans and (c) the __________ Loans for
     the related Collection Period;

               (viii) the Special Capital Distribution Amount and the Required Special Capital Distribution Amount, in each case as the end of the related Collection Period;

               (ix) the aggregate amount of Additional Balances created during the previous Collection Period conveyed to the 200_-____ Trust;

               (x) the aggregate amount of Additional Loans acquired during the previous Collection Period with amounts in respect of Net Principal Collections from the Funding Account;

               (xi) [the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any remaining Carryover Loss Amount with respect to the Term Notes, Certificates and Variable Funding Notes, respectively, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as a percentage of the sum of (a) the Cut-off Date Pool Balance and (b) the amount by which the Pool Balance as of the latest date that the Additional Loans have been transferred to the 200_-____ Trust exceeds the Cut-off Date Pool Balance;

               (xii) any unpaid interest on the Term Notes, Exchanged Notes, Certificates and Variable Funding Notes, respectively, after such Distribution Date;

               (xiii) the aggregate Principal Balance of each Class of Notes and of the Certificates after giving effect to the distribution of principal on such Payment Date;

               (xiv) the respective Security Percentage applicable to the Term Notes, Certificates and Variable Funding Notes, after application of payments made on such Payment Date; and

               (xv) the amount distributed pursuant to Section 3.05(a)(xi) of the Indenture on such Payment Date.]

               [(viii) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation Loss Distribution Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

               (ix) the aggregate Excess Loss Amounts with respect to the related Collection Period and the aggregate of the Excess Loss Amounts from all Collection Periods to date;

               (x) the aggregate Special Hazard Losses and Fraud Losses with respect to the related Collection Period and the aggregate of each of such losses from all Collection Periods to date;

               (xi) the Note Balance of the Notes and the Certificate Principal Balance of the Certificates after giving effect to the distribution of principal on such Payment Date;

               (xii) the aggregate Servicing Fees for the related Collection Period and the aggregate amount of Draws for the related Collection Period;

               (xiii) the Outstanding Reserve Amount, the Special Hazard Amount, the Fraud Loss Amount and the Reserve Amount Target immediately following such Payment Date;

               (xiv) (a) the number and principal amount of release agreements pursuant to Section 3.05(b) entered into during the calendar year and since the Closing Date, stated separately, for the Mortgage Loans and, the aggregate outstanding principal amount of such release agreements expressed as a percentage of the Pool Balance with information provided separately with respect to all Unsecured Loans and (b) the number and principal amount of Capitalization Workouts pursuant to Section 3.02(a)(v) entered into since the Closing Date; and

               (xv) the aggregate amount recovered during the related Collection Period consisting of all subsequent recoveries on any Mortgage Loan that was 180 days or more delinquent.]

     In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Variable Funding Note, Term Note or Certificate with a $1,000 denomination.

     [(b) In addition, with respect to each Payment Date, on the Business Day following the related Determination Date, the [Master] Servicer shall forward to the Credit Enhancer and the Rating Agencies the following information for each Capitalization Workout entered into during the related Collection Period:

          (i) the original Mortgage Loan amount;

          (ii) the Mortgage Loan amount after the Capitalization Workout;

          (iii) the original Monthly Payment amount;

          (iv) the Monthly Payment amount after the Capitalization Workout;

          (v) the Capitalized Amount as defined in Section 3.02(a)(v) herein;

          (vi) the Combined Loan-to-Value Ratio prior to the Capitalization Workout;

          (vii) the Combined Loan-to-Value Ratio after the Capitalization Workout; and

          (viii) if an appraisal was used in determining the Combined Loan-to-Value Ratio referred to in (vii) above, the type and date of appraisal.]

     The [Master] Servicer shall also forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the [Master] Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account on the Business Day preceding the related Payment Date pursuant to Section 3.03. The determination by the [Master] Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the [Master] Servicer shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the [Master] Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.]

     [Prior to the close of business on the Business Day next succeeding each Determination Date, the [Master] Servicer shall furnish a written statement to the 200_-____ Trust, the Owner Trustee, the Depositor, the Certificate Paying Agent and the Indenture Trustee setting forth (i) all the foregoing information,
(ii) the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account on the Business Day preceding the Payment Date pursuant to Section 3.03 and (iii) the amounts (A) withdrawn from the Payment Account and deposited to the Funding Account pursuant to Section 8.02(b) of the Indenture and (B) withdrawn from the Funding Account and deposited to the Custodial Account pursuant to Section 8.02(c)(i) of the Indenture. The determination by the [Master] Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the 200_-____ Trust's written request, the [Master] Servicer shall promptly furnish information reasonably requested by the 200_-____ Trust that is reasonably available to the [Master] Servicer to enable the 200_-____ Trust to perform its federal and state income tax reporting obligations.]

     [Section 4.02. Tax Reporting. So long as HomePride Mortgage and Finance Corp. or any affiliate thereof owns 100% of the Certificates, then no separate federal and state income tax returns and information returns or reports will be filed with respect to the Issuer, and the Issuer will be treated as an entity wholly owned by HomePride Mortgage and Finance Corp. or an affiliate thereof.]

                                   ARTICLE V

                                 Payment Account

     [Section 5.01 Distribution Account. The [Master] Servicer shall establish and maintain a separate trust account (the "Distribution Account") titled "200_-____ Trust, [for the benefit of the Noteholders, the Certificateholders and the Credit Enhancer pursuant to the Indenture, dated as of __________________________ , between Home [Equity]Loan Trust 200_-____ and
________________________ "]. The Distribution Account shall be an Eligible Account. On the Business Day prior to each Payment Date, (i) amounts deposited into the Distribution Account pursuant to Section 3.03(i) hereof will be distributed by the [Master] Servicer in accordance with Section _________ of the Operating Agreement, and (ii) the portion of such amounts then distributable with respect to the Trust Estate shall be deposited into the Payment Account. [The [Master] Servicer shall invest or cause the institution maintaining the Distribution Account to invest the funds in the Distribution Account in Permitted Investments designated in the name of the [[Master] Servicer], which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Distribution Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the [Master] Servicer shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the [Master] Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the [Master] Servicer out of its own funds immediately as realized.]]

     Section 5.02 Payment Account. The Indenture Trustee shall establish and maintain a separate trust account (the "Payment Account") titled "__________________________ , as Indenture Trustee, for the benefit of the Noteholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of ________________, between Home [Equity]Loan Trust 200_-____ and ______________________________". The Payment Account shall be an
Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section
3.05 of the Indenture. The Indenture Trustee shall, upon written request from the [Master] Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the [Master] Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the [Master] Servicer out of its own funds immediately as realized.

                                   ARTICLE VI

                              The [Master] Servicer

     Section 6.01 Liability of the [Master] Servicer. The [Master] Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the [Master] Servicer herein.

     Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the [Master] Servicer. Any corporation into which the [Master] Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the [Master] Servicer shall be a party, or any corporation succeeding to the business of the [Master] Servicer, shall be the successor of the [Master] Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     The [Master] Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans [similar to these in the Trust Estate (meaning, mortgage loans used for home improvement or debt consolidation)] [on behalf of FNMA or FHLMC], is reasonably satisfactory to the Indenture Trustee (as pledgee of the Trust Estate), the 200_-____ Trust and the Credit Enhancer, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the 200_-____ Trust an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the 200_-____ Trust, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the [Master] Servicer under this Servicing Agreement; provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade without taking into account the Credit Enhancement Instrument.

     Section 6.03 Limitation on Liability of the [Master] Servicer and Others. Neither the [Master] Servicer nor any of the directors or officers or employees or agents of the [Master] Servicer shall be under any liability to the 200_-____ Trust, the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the [Master] Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The [Master] Servicer and any director or officer or employee or agent of the [Master] Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The [Master] Servicer and any director or officer or employee or agent of the [Master] Servicer shall be indemnified by the 200_-____ Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the

Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The [Master] Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the [Master] Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the 200_-____ Trust, and the [Master] Servicer shall be entitled to be reimbursed therefor. The [Master] Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the [Master] Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

     Section 6.04 [Master] Servicer Not to Resign. Subject to the provisions of
Section 6.02, the [Master] Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the [Master] Servicer so causing such a conflict being of a type and nature carried on by the [Master] Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the [Master] Servicer has proposed a successor servicer to the 200_-____ Trust, the Administrator and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the 200_-____ Trust, the Administrator, the Indenture Trustee and the Credit Enhancer; (b) each Rating Agency shall have delivered a letter to the 200_-____ Trust, the Credit Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as [Master] Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities if determined without regard to the Credit Enhancement Instrument; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the 200_-____ Trust and the Indenture Trustee; provided, however, that no such resignation by the [Master] Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Trust Estate, shall have assumed the [Master] Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Trust Estate, shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the [Master] Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the [Master] Servicer. [The [Master] Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Securityholder or the Credit Enhancer for any amounts paid by the [Master] Servicer pursuant to any provision of this Servicing Agreement]. Any such determination permitting the resignation of the [Master]

Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

     Section 6.05 Delegation of Duties. In the ordinary course of business, the [Master] Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the [Master] Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the [Master] Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

     Section 6.06 [Master] Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification. (a) The [Master] Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the [Master] Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence, wilful misfeasance or bad faith.

     (b) The [Master] Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Indenture Trustee or the Owner Trustee, as the case may be, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

               (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the [Master] Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the 200_-____ Trust, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the [Master] Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Servicing Agreement to the contrary, the [Master] Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the [Master] Servicer, which consent shall not be unreasonably withheld.

No termination of this Servicing Agreement shall affect the obligations created by this Section 6.06 of the [Master] Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the [Master] Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Servicing Agreement.

                                   ARTICLE VII

                                     Default

     Section 7.01 Servicing Default. If any one of the following events ("Servicing Default")shall occur and be continuing:

               (i) () Any failure by the [Master] Servicer to deposit in the Custodial Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the [Master] Servicer by the Issuer or the Indenture Trustee or to the [Master] Servicer, the 200_-____ Trust, the Issuer and the Indenture Trustee by the Credit Enhancer; or

               (ii) Failure on the part of the [Master] Servicer duly to observe or perform in any material respect any other covenants or agreements of the [Master] Servicer set forth in the Securities or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the [Master] Servicer by the 200_-____ Trust, the Issuer or the Indenture Trustee, or to the [Master] Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

               (iii) The entry against the [Master] Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The [Master] Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the [Master] Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the [Master] Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the [Master] Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (v) Any failure by the Seller (so long as the Seller is the [Master] Servicer) or the [Master] Servicer, as the case may be, to pay when due any amount payable by it under the terms of the Insurance Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure shall have been given to the Seller (so long as the Seller is the [Master] Servicer) or the [Master] Servicer, as the case may be; or

               (vi) Failure on the part of the Seller or the [Master] Servicer to duly perform in any material respect any covenant or agreement set forth in the Insurance Agreement, which failure in each case materially and adversely affects the interests of the Credit Enhancer and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor, the Indenture Trustee, the Seller or the [Master] Servicer, as the case may be, by the Credit Enhancer.

then, and in every such case, other than that set forth in (vi) hereof, so long as a Servicing Default shall not have been remedied by the [Master] Servicer, either the 200_-____ Trust, subject to the direction of the Indenture Trustee as pledgee of the Trust Estate[, with the consent of the Credit Enhancer, or the Credit Enhancer], by notice then given in writing to the [Master] Servicer (and to the 200_-____ Trust and the Indenture Trustee if given by the Credit Enhancer) and in the case of the event set forth in (vi) hereof, the Credit Enhancer with the consent of Securityholders at least 51% of the aggregate Principal Balance of the Term Notes and the Certificates may terminate all of the rights and obligations of the [Master] Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the 200_-____ Trust, subject to the direction of the Indenture Trustee as pledgee of the Trust Estate [, with the consent of the Credit Enhancer, or the Credit Enhancer] may exercise any and all other remedies available at law or equity. Any such notice to the [Master] Servicer shall also be given to each Rating Agency, the Credit Enhancer, and the Issuer. On or after the receipt by the [Master] Servicer of such written notice, all authority and power of the [Master] Servicer under this Servicing Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, subject to the direction of the Indenture Trustee as pledgee of the Trust Estate, pursuant to and under this
Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the [Master] Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The [Master] Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the [Master] Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the [Master] Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the [Master] Servicer in the Custodial Account or thereafter received by the [Master] Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as [Master] Servicer pursuant to this Section 7.01 shall be paid by the predecessor [Master]

Servicer (or if the predecessor [Master] Servicer is the Indenture Trustee, the initial [Master] Servicer) upon presentation of reasonable documentation of such costs and expenses.

     Notwithstanding any termination of the activities of the [Master] Servicer hereunder, the [Master] Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the [Master] Servicer's rights and obligations hereunder and received after such notice, that portion to which the [Master] Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Master Servicing Fee in respect thereof, and any other amounts payable to the [Master] Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     Notwithstanding the foregoing, a delay in or failure of performance under
Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the [Master] Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the [Master] Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the [Master] Servicer shall provide the Indenture Trustee, the Credit Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The [Master] Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicing Default.

     Section 7.02 Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the [Master] Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee on behalf of the Noteholders shall be the successor in all respects to the [Master] Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the [Master] Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial [Master] Servicer in its capacity as Seller under the Mortgage Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the [Master] Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor [Master] Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any Additional Balances with respect to any Mortgage Loan, (v) fund any losses on any Permitted Investment directed by any other [Master] Servicer, or (vi) be responsible for the representations and warranties of the [Master] Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the [Master] Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor [Master] Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Trust Estate holders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the [Master] Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the [Master] Servicer hereunder; provided that any such successor [Master] Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor [Master] Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies if determined without regard to the Credit Enhancement Instrument. Pending appointment of a successor to the [Master] Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the [Master] Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor [Master] Servicer shall not affect any liability of the predecessor [Master] Servicer which may have arisen under this Servicing Agreement prior to its termination as [Master] Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to
Section 3.01, to pay any deductible under an insurance policy pursuant to
Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor [Master] Servicer be liable for any acts or omissions of the predecessor [Master] Servicer or for any breach by such [Master] Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Indenture Trustee on behalf of the Noteholders, to the [Master] Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as [Master] Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the [Master] Servicer is so required pursuant to Section 3.13 and (iii) be found by the terms of the Indenture Agreement.

     (c) Any successor [Master] Servicer, including the Indenture Trustee on behalf of the Trust Estate holders, shall not be deemed in default or to have breached its duties hereunder if the predecessor [Master] Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

     Section 7.03 Notification to Securityholders. Upon any termination or appointment of a successor to the [Master] Servicer pursuant to this Article VII or Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the 200_-____ Trust, the Issuer and each Rating Agency.

                                  ARTICLE VIII

                            Miscellaneous Provisions

     Section 8.01 Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities, if determined without regard to the Credit Enhancement Instrument and the consent of the Credit Enhancer and the Indenture Trustee.

     Section 8.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the [Master] Servicer, [_], Attention: [_], [(b) in the case of the Credit Enhancer, ___________________, ____________, ___________________,
Attention: _________________________, _______________________________, (c)] in
the case of [Moody's, 4th Floor, 99 Church Street, New York, New York 10007],
(d) in the case of [Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: ], (e) in the case of the Owner Trustee, the Corporate Trust Office, and (f) in the case of the Issuer, to [_] Trust 200_-____, c/o ___________________________, ____________________, _____________,
________________, Attention: _____________________________, with a copy to the
Administrator at [_], Attention: [_] or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. [Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.]

     Section 8.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

     Section 8.05 Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Credit Enhancer, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns.

Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

     Section 8.06 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 8.08 Termination Upon Purchase by the [Master] Servicer or Liquidation of All Mortgage Loans; Partial Redemption. (a) The respective obligations and responsibilities of the [Master] Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

               (i) the date on or before which the Indenture or Trust Agreement is terminated, or

               (ii) the purchase by the [Master] Servicer from the 200_-____ Trust of all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price equal to the greater of (a) 100% of the unpaid Asset Balance of each Mortgage Loan, plus accrued and unpaid interest thereon at the weighted average Net Loan Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer under the Insurance Agreement and (b) the fair market value of the Mortgage Loans as determined by two bids from competitive participants in the adjustable home equity loan market.

The right of the [Master] Servicer to purchase the assets of the 200_-____ Trust pursuant to clause (ii) above is conditioned upon the Pool Balance as of the Final Scheduled Payment Date being less than ten percent of the aggregate of the Cut-off Date Asset Balances of the Mortgage Loans. If such right is exercised by the [Master] Servicer, the [Master] Servicer shall deposit the amount calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section
4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or relevant Custodian shall release to the [Master] Servicer, the files pertaining to the Mortgage Loans being purchased.

     (b) Subject to the provisions of clause (c) below, the [Master] Servicer has the right to purchase a portion of the assets of the Issuer upon the Pool Balance (after applying payments received in the related Collection Period) as of such date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Mortgage Loans at a price equal to the Termination Price. If such right is exercised by the [Master] Servicer, the [Master] Servicer shall deposit the Termination Price with the Indenture Trustee pursuant to Section
5.02 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the [Master] Servicer, the files pertaining to the Mortgage Loans being purchased.

     (c) With respect to any purchase of a portion of the Mortgage Loans by the [Master] Servicer pursuant to subsection (b) above or this subsection (c), the following conditions must be satisfied: (i) the [Master] Servicer shall have delivered to the Indenture Trustee and the Credit Enhancer a loan schedule containing a list of all Mortgage Loans remaining in the Trust after such removal; (ii) the [Master] Servicer shall represent and warrant that no selection procedures adverse to the interests of the Securityholders or the Credit Enhancer were used by the [Master] Servicer in selecting such Mortgage Loans; and (iii) each Rating Agency shall have notified the [Master] Servicer that such retransfer would not result in a reduction or withdrawal of the ratings of the Securities, if determined without regard to the Credit Enhancement Instrument.

     (d) The [Master] Servicer, at its expense, shall prepare and deliver to the Indenture Trustee and the Owner Trustee for execution, at the time the Mortgage Loans are to be released to the [Master] Servicer, appropriate documents assigning each such Mortgage Loan from the 200_-____ Trust to the [Master] Servicer or the appropriate party.

     [(e) The [Master] Servicer shall give the Indenture Trustee not less than seven Business Days' prior written notice of the Payment Date on which the [Master] Servicer anticipates that the final distribution will be made to Noteholders. Notice of any termination, specifying the anticipated Final Scheduled Payment Date or other Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the [Master] Servicer to the Indenture Trustee specifying:

          (i) the anticipated Final Scheduled Payment Date or other Payment Date upon which final payment of the Notes is anticipated to be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated; and

          (ii) the amount of any such final payment, if known.]

     Section 8.09 Certain Matters Affecting the Indenture Trustee. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

     Section 8.10 Authority of the Administrator. Each of the parties to this Agreement acknowledges that the Issuer and the Owner Trustee have each appointed the Administrator to act as its agent to perform the duties and obligations of the Issuer hereunder. Unless otherwise instructed by the Issuer or the Owner Trustee, copies of all notices, requests, demands and other documents to be delivered to the Issuer or the Owner Trustee pursuant to the terms hereof shall be delivered to the Administrator. Unless otherwise instructed by the Issuer or the Owner Trustee, all notices, requests, demands and other documents to be executed or delivered, and any action to be taken, by the Issuer or the Owner Trustee pursuant to the terms hereof may be executed, delivered and/or taken by the Administrator pursuant to the Administration Agreement.]

     IN WITNESS WHEREOF, the [Master] Servicer and the 200_-____ Trust have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                         [HOMEPRIDE FINANCE CORP.,]
                                            as [Master] Servicer


                                         By
                                            ------------------------------------
                                            Title:


                                         200_-____ TRUST,
                                            as the Limited Liability Company


                                         By
                                            ------------------------------------
                                            Title:


                                         ________________________, as
                                            Indenture Trustee


                                         By
                                            ------------------------------------
                                            Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE
                          (to be provided upon request)

                                    EXHIBIT B

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That ___________________, as Indenture Trustee (the "Trustee"), under the Indenture (the "Indenture") among ________________________________________ and the Indenture Trustee, a national banking association organized and existing under the laws of the ______________, and having its principal office located at ________________________, each made, constituted and appointed, and does by these presents make, constitute and appoint [_], a corporation organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) creating a trust or second lien or an estate in fee simple interest in real property securing a Mortgage Loan and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of Endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which [_] is acting as [Master] Servicer pursuant to a Servicing Agreement, dated as of _____________ (the "Servicing Agreement").

This appointment shall apply only to transactions which the Trustee is authorized to enter into under the Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. The substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

     b. Statements of breach or non-performance;

     c. Notices of default;

     d. Cancellations/rescissions of notices of default and/or notices of sale;

     e. The taking of a deed in lieu of foreclosure; and

     f. Such other documents and actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions.

4. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5. The completion of loan assumption agreements.

6. The full satisfaction/release of a Mortgage or Deed of Trust or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the Mortgage Loan secured and evidenced thereby pursuant to the requirements of a [_] Seller Contract.

8. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

9. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of any modification pursuant to
Section 3.01 of the Servicing Agreement.

10. The subordination of the lien of a Mortgage or Deed of Trust, where said subordination is in connection with any modification pursuant to Section 3.01 of the Servicing Agreement, and the execution of partial satisfactions/releases in connection with such same Section 3.01.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

                                            _________________________, not in
                                            its individual capacity, but solely
                                            as Indenture Trustee under the
                                            Agreements and the Indentures


Name:                                       Name:
      ------------------------------              ------------------------------

Title:                                      Title:
       -----------------------------               -----------------------------

STATE OF          )
                       SS.
COUNTY OF         )

     On this __ day of ____________, 200_, before me the undersigned, Notary Public of said State, personally appeared _______________________________ personally known to me to be duly authorized officers of ____________ that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of ______________ therein named, and acknowledged to me such _________________ executed the within instrument pursuant to its by-laws.

                                            WITNESS my hand and official seal.


                                            Notary Public in and for the
                                            State of

After recording, please mail to:


Attn:
      -----------------------------
      -----------------------------
      -----------------------------

                                    EXHIBIT C

                      Certificate Pursuant to Section 3.08

                                    EXHIBIT D
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

Re: REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Trust Estate, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)              Mortgage Loan
Prepaid in Full                                        Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."


-----------------------------
[                   ]
Authorized Signature


********************************************************************************
TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

     Enclosed Documents:   [ ]   Promissory Note
                           [ ]   Primary Insurance Policy
                           [ ]   Mortgage or Deed of Trust
                           [ ]   Assignment(s) of Mortgage or Deed of Trust
                           [ ]   Title Insurance Policy
                           [ ]   Other: ____________________


-----------------------
Name

-----------------------
Title

-----------------------
Date



                                       D-1